NUMBER                                                             SHARES


                                  GENEVA STEEL

                           GENEVA STEEL HOLDINGS CORP.


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                             SEE REVERSE FOR CERTAIN
                                             DEFINITIONS AND A STATEMENT AS
                                             TO THE RIGHTS, PREFERENCES,
                                             PRIVILEGES AND RESTRICTIONS ON
                                             SHARES

                                             CUSIP 372257 10 5



THIS CERTIFIES THAT _______________________ IS THE RECORD HOLDER OF FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

GENEVA STEEL HOLDINGS CORP., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                          CERTIFICATE OF COMMON STOCK


Dated: ____________________


COUNTERSIGNED AND REGISTERED
FIRST UNION NATIONAL BANK
(Charlotte, North Carolina)   [Seal] /s/ Ken C. Johnsen   /s/ Joseph A. Cannon
TRUST AGENT                          Secretary            President
AND REGISTRAR BY

/s/ First Union National Bank
AUTHORIZED SIGNATURE

                          GENEVA STEEL HOLDINGS CORP.


      A statement of the powers, designations, preferences, limitations and relative rights granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established, by the Amended and Restated Articles of Incorporation or by any statement of determination of preferences, and the number of shares constituting each series of class, may be obtained by any shareholder of the Corporation upon request in writing and without charge from the Secretary of the Corporation at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - __________ Custodian___________
                      (Cust)              (Minor)
                    under Uniform Gifts to Minors Act


     Additional abbreviations may also be used though not in the above list.


      FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto


      PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE



________________________________________________________________________________
  ( PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________

______________________ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________ __________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated:  __________


                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER


Signature(s) Guaranteed



By __________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.